SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant	[X]
Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[X]	Preliminary Information Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[ ]	Definitive Information Statement

JNL Series Trust
(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)          Amount Previously Paid:
(2)          Form, Schedule or Registration Statement No.:
(3)          Filing Party:
(4)          Date Filed:

Dear Variable Annuity and Variable Life Contract Owners:

Although you are not a shareholder of JNL Series Trust (the “Trust”), your purchase payments and the earnings on such purchase payments under your variable contracts (“Variable Contracts”) issued by Jackson National Life Insurance Company (“Jackson”) or Jackson National Life Insurance Company of New York (“Jackson NY”) are invested in sub-accounts of separate accounts established by Jackson or Jackson NY that, in turn, are invested in shares of one or more of the series of the Trust. References to shareholders in the enclosed information statement for the Trust (the “Information Statement”) may be read to include you as an owner of a Variable Contract.

On February 28 – March 2, 2018, the Board of Trustees (the “Board”) of the Trust voted to replace Brookfield Investment Management Inc. (“Brookfield”) with Colonial First State Asset Management (Australia) Limited (“First State”) as the sub-adviser for the JNL/Brookfield Global Infrastructure and MLP Fund, a series of the Trust, effective August 13, 2018.  Enclosed please find the Trust’s Information Statement regarding this change in sub-adviser for the following Fund:

Prior Fund Name	New Fund Name
JNL/Brookfield Global Infrastructure and MLP Fund	JNL/First State Global Infrastructure Fund

The Information Statement is furnished on behalf of the Board of the Trust, a Massachusetts business trust, to shareholders of JNL/Brookfield Global Infrastructure and MLP Fund, a series of the Trust, located at 1 Corporate Way, Lansing, Michigan 48951.

The Trust will file an amendment to the registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, for the Trust to reflect the changes discussed in this Information Statement.

PLEASE NOTE THAT WE ARE NOT ASKING YOU FOR VOTING INSTRUCTIONS, AND YOU ARE REQUESTED NOT TO SEND US VOTING INSTRUCTIONS.

If you have any questions regarding any of the changes described in the Information Statement, please call one of the following numbers on any business day: 1-800-644-4565 (Jackson Service Center) or 1-800-599-5651 (Jackson NY Service Center), write to JNL Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814, or visit: www.jackson.com.

Sincerely,

Mark D. Nerud
President, Chief Executive Officer, and Trustee
JNL Series Trust

Information Statement To Shareholders Regarding:

JNL Series Trust

JNL/Brookfield Global Infrastructure and MLP Fund

July 20, 2018

Table of Contents

Information Statement

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

I.	Introduction

JNL Series Trust (the “Trust”), a Massachusetts business trust, is an open-end investment company, commonly known as a mutual fund, registered under the Investment Company Act of 1940, as amended (“1940 Act”).  The Trust currently offers shares in 120 series (the “Funds”).

As investment adviser to the Funds, Jackson National Asset Management, LLC (“JNAM” or “Adviser”) selects, contracts with, and compensates investment sub-advisers (the “Sub-Advisers”) to manage the investment and reinvestment of the assets of most of the Funds.  While the Sub-Advisers are primarily responsible for the day-to-day portfolio of the Funds, JNAM monitors the compliance of the Sub-Advisers with the investment objectives and related policies of those Funds and reviews the performance of the Sub-Advisers and reports on such performance to the Board of Trustees of the Trust (the “Board”).  Jackson National Life Distributors LLC (“JNLD”), an affiliate of the Trust and of the Adviser, is the principal underwriter for the Trust.  JNAM is a wholly owned subsidiary of Jackson National Life Insurance Company (“Jackson”), which, in turn, is wholly owned by Prudential plc, a publicly traded company incorporated in the United Kingdom.  Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.

On February 28 – March 2, 2018, the Board, including the Trustees who are not “interested persons” as defined by the 1940 Act (the “Independent Trustees”), of JNL/Brookfield Global Infrastructure and MLP Fund (the “Fund”) voted to replace Brookfield Investment Management Inc. (“Brookfield”) with Colonial First State Asset Management (Australia) Limited  (“First State”) and to approve a new investment sub-advisory agreement between JNAM and First State (the “First State Sub-Advisory Agreement”) appointing First State as Sub-Adviser for the Fund.

The purpose of this information statement (the “Information Statement”) is to provide you with information about the sub-advisory arrangements between JNAM and First State and information about First State’s appointment as the new Sub-Adviser to the Fund, effective August 13, 2018.

This Information Statement is provided in lieu of a proxy statement, pursuant to the terms of an exemptive order (the “Order”) that the Trust and its Adviser received from the U.S. Securities and Exchange Commission (the “SEC”).  The Order permits JNAM to enter into sub-advisory agreements appointing Sub-Advisers that are not affiliates of the Adviser (other than by reason of serving as a Sub-Adviser to a Fund) without approval by the shareholders of the relevant Fund.  The Trust, therefore, is able to change unaffiliated Sub-Advisers from time to time, subject to Board approval, without the expense and delays associated with obtaining shareholder approval.  However, a condition of this Order is that notice and certain information be sent to shareholders informing them of changes in Sub-Advisers.

Brookfield is located at Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281. Effective August 13, 2018, Brookfield will cease to be the Sub-Adviser to the Fund.

This Information Statement is being provided to contract owners of record for the Fund as of July 15, 2018.  It will be mailed on or about July 30, 2018.

II.	Changes to Fund Name, Investment Objective, and Principal Investment Strategies

Upon the replacement of Brookfield with First State as Sub-Adviser, effective August 13, 2018, the name of the Fund will change as follows:

Prior Fund Name	New Fund Name
JNL/Brookfield Global Infrastructure and MLP Fund	JNL/First State Global Infrastructure Fund

The Fund’s investment objective will change as a result of the appointment of First State as Sub-Adviser to the Fund.

The investment objective and principal investment strategies for the JNL/First State Global Infrastructure Fund will be as follows:

Investment Objective.  The investment objective of the Fund is to seek total return through growth of capital and inflation-protected income.

Principal Investment Strategies.  The Fund, under normal market conditions, invests at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in publicly traded equity securities of infrastructure companies.   The Fund will typically invest in U.S. and non-U.S. (foreign markets), which may include developing and emerging market countries.

The Fund defines non-U.S. companies as companies (i) that are organized under the laws of a foreign country; (ii) whose principal trading market is in a foreign country; or (iii) that have a majority of their assets, or that derive a significant portion of their revenue or profits from businesses, investments or sales, outside of the United States. Under normal market conditions, the Fund invests significantly (ordinarily at least 40% — unless market conditions are not deemed favorable by the Fund’s sub-adviser, in which case the Fund would invest at least 30%) in non-U.S. infrastructure companies.

The Fund defines an infrastructure company as one that exhibits the characteristics of high barriers to entry, strong pricing power, predictable cash flows and sustainable growth. The Fund defines infrastructure assets, among other things, as the physical structures, networks and systems of transportation, energy, water, waste, and communication.  Given the evolving nature of the global listed infrastructure market, the Fund may hold securities outside of the above sectors as long as they meet the Fund’s definition of an infrastructure company.

The equity securities in which the Fund may invest include, but are not limited to, common and preferred stock of companies of any size market capitalizations. The foreign securities in which the Fund may invest include, but not limited to, depositary receipts, such as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). The Fund may also invest in initial public offerings (“IPOs”).

The Fund may also invest in stapled securities to gain exposure to infrastructure companies in Australia.   A stapled security is a security that is comprised of two parts – a trust and a share of a company – that cannot be separated from one another and must be treated as one unit at all times (such as when buying or selling a security).  The value of stapled securities and the income derived from them may fall as well as rise.  Stapled securities are not obligations of, deposits in, or guaranteed by, the Fund.  The listing of stapled securities on a domestic or foreign exchange does not guarantee a liquid market for stapled securities.

The Fund may invest in real estate investment trusts (“REITs”) and limited partnerships and master limited partnerships (“MLPs”) listed on a domestic or foreign exchange that meet the Fund’s definition of an infrastructure company.

The Fund may invest in Rule 144A and Regulation S securities.  Regulation S securities are securities of U.S. and non-U.S. issuers that are issued through private offerings without registration with the Securities and Exchange Commission pursuant to Regulation S under the Securities Act of 1933.

The Fund’s investment strategy is based on active, bottom-up stock selection which seeks to identify mispricing. The strategy seeks to minimize risk through on-the-ground research, a focus on quality, and sensible portfolio construction.

The Fund is a “non-diversified” fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), and may invest more of its assets in fewer issuers than “diversified” mutual funds.

For a more detailed comparison of the changes made to the Fund’s prospectus due to the change in Sub-Adviser, please refer to Exhibit B.

III.	Investment Sub-Advisory Agreement with Colonial First State Asset Management (Australia) Limited

Brookfield is the current Sub-Adviser to the Fund, pursuant to an Amended and Restated Investment Sub-Advisory Agreement between Brookfield and JNAM, effective December 1, 2012, as amended, which was most recently approved by the Board at a meeting held on August 28-30, 2017.

On February 28 – March 2, 2018, the Board, including the Independent Trustees, voted to replace Brookfield with First State as Sub-Adviser for the Fund and approved the First State Sub-Advisory Agreement.  Pursuant to the Order, shareholder approval is not required for the First State Sub-Advisory Agreement because First State is not affiliated with JNAM.

The following description of the First State Sub-Advisory Agreement is qualified by the First State Sub-Advisory Agreement, attached as Exhibit A.

[The First State Sub-Advisory Agreement provides that it will remain in effect until September 30, 2019, and thereafter only so long as the continuance is approved at least annually by the Board or by vote of the holders of a majority of the outstanding voting securities of the Fund and by vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval The First State Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty, on sixty days’ written notice by the Board (including the majority of the Independent Trustees), the outstanding voting securities of the Fund, the Adviser, or First State. The First State Sub-Advisory Agreement also terminates automatically in the event of its assignment. The First State Sub-Advisory Agreement will also terminate upon written notice of a material breach of the First State Sub-Advisory Agreement, if the breaching party fails to cure the material breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice.

The First State Sub-Advisory Agreement generally provides that First State, its officers, members, or employees will not be subject to any liability to JNAM, the Funds,  or the Trust’s Trustees, officers, employees, agents or affiliates for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of First State’s duties, except for a loss resulting from willful misconduct, bad faith, reckless disregard, or gross negligence in the performance of its duties or obligations under the First State Sub-Advisory Agreement. There are no material differences between the Investment Sub-Advisory Agreements of First State and Brookfield, other than as discussed below.]

In connection with the Sub-Adviser change, JNAM will reduce its management fees.  The Fund currently pays JNAM an advisory fee equal to a percentage of its average daily net assets based on the following schedule:

JNL/Brookfield Global Infrastructure and MLP Fund
Advisory Fee Rates Before the Change in Sub-Adviser
Net Assets	Rate
$0 to $1 billion	0.70%
$1 billion to $3 billion	0.65%
$3 billion to $5 billion	0.64%
Over $5 billion	0.63%

After the change, the Fund will pay JNAM an advisory fee equal to a percentage of its average daily net assets based on the following schedule:

JNL/First State Global Infrastructure Fund
Advisory Fee Rates After the Change in Sub-Adviser
Net Assets	Rate
$0 to $500 million	0.70%
$500 million to $1 billion	0.69%
$1 billion to $3 billion	0.63%
$3 billion to $5 billion	0.62%
Over $5 billion	0.61%

The following table sets forth the aggregate amount of management fees paid by the Fund to the Adviser for the year ended December 31, 2017. The pro forma aggregate amount of management fees paid to the Adviser would have been lower had the change of Sub-Advisers occurred during the applicable period.

Fund Name	Actual Fees

JNL/Brookfield Global Infrastructure and MLP Fund	$7,834,318

JNAM is responsible for paying all Sub-Advisers out of its own resources. Under the First State Sub-Advisory Agreement, the sub-advisory fee schedule is different than the sub-advisory fee schedule used to compensate Brookfield.  Brookfield is currently paid a sub-advisory fee equal to a percentage of the Fund’s average daily net assets based on the below schedule.

JNL/Brookfield Global Infrastructure and MLP Fund
Sub-Advisory Rate Before the Change in Sub-Adviser
Net Assets	Annual Rate
$0 to $50 million	0.47%
$50 million to $100 million	0.45%
Over $100 million	0.40%

Under the First State Sub-Advisory Agreement, First State will be paid a sub-advisory fee equal to a percentage of the Fund’s average daily net assets based on the below schedule:

JNL/First State Global Infrastructure Fund
Sub-Advisory Rate After the Change in Sub-Adviser
Net Assets	Annual Rate
$0 to $200 million	0.43%
$200 million to $500 million	0.40%
$500 million to $1 billion	0.38%
Over $1 billion	0.36%

For the year ended December 31, 2017, JNAM paid Brookfield $4,122,104 in sub-advisory fees for its services to the Fund.  The pro forma sub-advisory fees would have been lower than the fees paid to Brookfield, assuming the First State Sub-Advisory Agreement was in place for the applicable period.

IV.	Description of Colonial First State Asset Management (Australia) Limited

First State is located at Darling Park, Tower 1, 201 Sussex Street, Sydney NSW 2000 Australia. First State is an Australian domiciled investment adviser regulated by the Australian Securities and Investments Commission and is registered with the SEC.  First State had approximately $159.6 billion in assets under management as of March 31, 2018.

Executive/Principal Officers and Directors of Colonial First State Asset Management (Australia) Limited located at Darling Park, Tower 1, 201 Sussex Street, Sydney NSW 2000 Australia:

Names	Title
Mark John Lazberger	Chief Executive Officer / Director
David Geoffrey Dixon	Chief Investment Officer / Director
Mark Steinberg	Chief Operating Officer
Joe Flex	Chief Compliance Officer
Gregg Johnston	Director
Andrew Craig Doyle	Chief Financial Officer
Liz Hastilow	Chief Legal Officer

First State is a wholly owned subsidiary of Colonial First State Group Limited, which is located at Ground Floor Tower 1, 201 Sussex Street, Sydney, NSW, 2000, Australia and is a wholly owned subsidiary of the Commonwealth Bank of Australia, a public company listed on the Australian Securities Exchange.

As the Sub-Adviser to the Fund, First State will provide the Fund with investment research, advice, and supervision, and will manage the Fund’s portfolio consistent with its investment objective and policies, including the purchase, retention, and disposition of securities, as set forth in the Fund’s current Prospectus.  The principal risks of investing in the Fund will also be listed in the Fund’s Prospectus under the heading “Principal Risks of Investing in the Fund.”

As of [July 15, 2018], no Trustees or officers of the Trust were officers, employees, directors, general partners, or shareholders of First State, and no Trustees or officers of the Trust owned securities or had any other material direct or indirect interest in First State or any other entity controlling, controlled by, or under common control with First State. In addition, no Trustee has had any material interest, direct or indirect, in any material transactions since January 1, 2017, the beginning of the Trust’s most recently completed fiscal year, or in any material proposed transactions, to which First State, any parent or subsidiary of First State, or any subsidiary of the parent of such entities was or is to be a party.

JNL/First State Global Infrastructure Fund

The JNL/First State Global Infrastructure Fund will be managed Peter Meany and Andrew Greenup.

Peter Meany

Mr. Meany is Head of Global Listed Infrastructure at First State. Mr. Meany is responsible for managing infrastructure securities on behalf of institutional and wholesale clients in Asia-Pacific, Europe, the Middle East, and North America.  Since establishing the strategy in 2007, he has built a high-quality team of infrastructure specialists and delivered consistent outperformance through a wide range of market conditions.

Mr. Meany has more than 20 years’ experience in the infrastructure industry.  Prior to his time at First State, he was responsible for research coverage of the Infrastructure & Utilities sectors at

Credit Suisse (Australia).  Mr. Meany also gained experience at Credit Suisse as an analyst in the telecoms and energy sectors.  He started his career as an analyst at Macquarie Equities when the infrastructure sector was in its infancy. Mr. Meany holds a Bachelor Economics (Finance) from Macquarie University.

Andrew Greenup

Mr. Greenup is Deputy Head of Global Listed Infrastructure and a Senior Portfolio Manager. He is responsible for research coverage of toll roads and waste companies. Mr. Greenup co-founded the Global Listed Infrastructure Securities Fund in 2007. He brings to this role 20 years’ investment experience, a strong stock picking track record, and portfolio management experience.  In 2005, Mr. Greenup joined First State as a senior analyst in the Australian Equities - Core team.

Prior to his time at First State, Mr. Greenup worked at Allianz Global Investors as a senior analyst in Australian equities. Before funds management, he worked at Credit Suisse First Boston as an equities analyst for eight years. During his time in financial markets, Mr. Greenup has researched a broad cross section of industries including Infrastructure, Utilities, Transportation, Developers & Contractors, Retailing, Food & Beverages, Gaming, Media, Insurance and Diversified Financials.

Mr. Greenup holds a Bachelor Business (First Class Honours) from the Queensland University of Technology (QUT) and was awarded the QUT University medal. He has completed a Graduate Diploma in Applied Finance & Investment from the Financial Services Institute of Australasia and a Postgraduate Diploma in International Relations from Macquarie University. He is an Associate of the Australian Institute of Company Directors, a Fellow of the Financial Services Institute of Australia, and a member of the Australian Institute of International Affairs.

V.	Other Investment Companies Advised by Colonial First State Asset Management (Australia) Limited

Similar Mandate(s)	Assets Under Management as of March 31, 2018	Rate of Compensation
UK OEIC	US$2,860m	75 bps
Australia UT	US$844m	120 bps
Irish VCC	US$396m	75 bps

VI.	Evaluation by the Board of Trustees

The Board oversees the management of the Fund and, as required by law, determines annually whether to approve the Fund’s sub-advisory agreement.  At a meeting on February 28 – March 2, 2018, the Board, including all of the Independent Trustees, considered information relating to the appointment of First State as the Fund’s Sub-Adviser and the First State Sub-Advisory Agreement.

In advance of the meeting, independent legal counsel for the Independent Trustees requested that certain information be provided to the Board relating to the First State Sub-Advisory Agreement.  The Board received, and had the opportunity to review, this and other materials, ask questions, and request further information in connection with its consideration of the First State Sub-Advisory Agreement.  At the conclusion of the Board’s discussions, the Board approved the First State Sub-Advisory Agreement through September 30, 2019 (unless terminated pursuant to the terms of the First State Sub-Advisory Agreement), after which time the agreement will be up for renewal annually.

In reviewing the First State Sub-Advisory Agreement and considering the information, the Board was advised by outside independent legal counsel.  The Board considered the factors it deemed relevant,

including: (1) the nature, quality, and extent of the services to be provided, (2) the investment performance of the Fund, (3) cost of services of the Fund, (4) whether economies of scale may be realized and shared, in some measure, with investors as the Fund grows, and (5) other benefits that may accrue to First State through its relationship with the Trust.  In its deliberations, the Board, in exercising its business judgment, did not identify any single factor that alone was responsible for the Board’s decision to approve the First State Sub-Advisory Agreement.

Before approving the First State Sub-Advisory Agreement, the Independent Trustees met in executive session with their independent legal counsel to consider the materials provided by JNAM and First State and to consider the terms of the First State Sub-Advisory Agreement.  Based on its evaluation of those materials, the Board, including the interested and Independent Trustees, concluded that the First State Sub-Advisory Agreement is in the best interests of the shareholders of the Fund.  In reaching its conclusions, the Board considered numerous factors, including the following:

Nature, Quality, and Extent of Services

The Board examined the nature, quality, and extent of the services to be provided by First State.  The Board noted JNAM’s evaluation of First State, as well as JNAM’s recommendations, based on its review of First State, to approve the First State Sub-Advisory Agreement.

The Board reviewed the qualifications, backgrounds, and responsibilities of First State’s portfolio managers who would be responsible for the day-to-day management of the Fund.  The Board reviewed information pertaining to First State’s organizational structure, senior management, financial stability, investment operations, and other relevant information pertaining to First State. The Board considered compliance reports about First State from the Trust’s Chief Compliance Officer.

Based on the foregoing, the Board concluded that the Fund is likely to benefit from the nature, extent, and quality of the services to be provided by First State under the First State Sub-Advisory Agreement.

Performance

The Board reviewed the performance of First State’s investment mandates with a similar investment strategy to that of the Fund, the Fund’s benchmark, and peer group average. The Board concluded that it would be in the best interests of the Fund and its shareholders to approve the First State Sub-Advisory Agreement.

Costs of Services

The Board reviewed the fee to be paid by JNAM to First State.  The Board reviewed fee and expense information as compared to that of comparable funds managed by other advisers, as well as fees charged by First State to similar clients, if any.  The Board noted that JNAM does not manage any institutional accounts with which the Fund’s fees could be compared.  While the Board considered the Fund’s sub-advisory fee and compared it to the average sub-advisory fees for other funds similar in size, character and investment strategy (the “peer group”), the Board noted that the Fund’s sub-advisory fee would be paid by JNAM (not the Fund) and, therefore, would be neither a direct shareholder expense nor a direct influence on the Fund’s total expense ratio.

The Board considered that the proposed sub-advisory fee is one basis point lower than the current sub-advisory fee and lower than the peer group average.  The Board noted that in conjunction with the Sub-Adviser change, the Fund’s advisory fee is proposed to change.  In this regard, the Board noted that the proposed advisory fee is lower than the current advisory fee, though it is two basis points higher than the peer group average.  The Board also noted that the total expense ratio, after taking account of the proposed advisory and sub-advisory fee changes, will be lower than both the current total expense ratio and the peer group average.  The Board concluded that the sub-advisory fee is in the best interests of the Fund and its shareholders in light of the services to be provided.

Economies of Scale

The Board considered whether the Fund’s advisory fee reflects the potential for economies of scale for the benefit of Fund shareholders.  Based on information provided by JNAM and First State, the Board noted that the fee arrangement for the Fund contains breakpoints that decrease the fee rate as assets increase.  The Board concluded that the sub-advisory fee is in the best interests of the Fund and its shareholders in light of the services to be provided.

Other Benefits to JNAM and First State

In evaluating the benefits that may accrue to First State through its relationship with the Fund, the Board noted that First State may pay for portions of meetings organized by the Fund’s distributor to educate wholesalers about the Fund.

In evaluating the benefits that may accrue to First State through its relationship with the Fund, the Board noted that First State may develop additional investment advisory business with JNAM, the Trust or other clients of First State as a result of its relationship with the Fund.

In light of all the facts noted above, the Board concluded that it would be in the best interests of the Fund and its shareholders to approve the First State Sub-Advisory Agreement.

VII.	Additional Information

Ownership Of The Fund

As of [July 15, 2018], there were issued and outstanding the following number of shares for the Fund:

Fund	Shares Outstanding
JNL/Brookfield Global Infrastructure and MLP Fund (Class A)	[to be provided]
JNL/Brookfield Global Infrastructure and MLP Fund (Class I)	[to be provided]

As of [July 15, 2018], the officers and Trustees of the Trust, as a group, owned less than 1% of the then outstanding shares of the Fund.

Because the shares of the Fund are sold only to Jackson, Jackson National Life Insurance Company of New York (“Jackson NY”), certain affiliated funds organized as fund-of-funds, and certain qualified retirement plans, Jackson, through its separate accounts, which hold shares of the Fund as funding vehicles for Variable Contracts, is the owner of record of substantially all of the shares of the Fund.

As of [July 15, 2018], the following persons beneficially owned more than 5% of the shares of the Fund indicated below:

Fund	Address	Percentage of Shares owned
[To be Provided]

Persons who own Variable Contracts may be deemed to have an indirect beneficial interest in the Fund shares owned by the relevant separate accounts.  As noted above, Variable Contract owners have the right to give instructions to the insurance company shareholders as to how to vote the Fund shares attributable to their Variable Contracts.  To the knowledge of management of the Trust, as of [July 15, 2018], the following person(s) have been deemed to have an indirect beneficial interest totaling more than 25% of the voting securities of the Fund.

Fund	Address	Percentage of Shares owned
[To be provided]

Brokerage Commissions and Fund Transactions

During the fiscal year ended December 31, 2017, the Fund paid no commissions to any affiliated broker.

During the fiscal year ended December 31, 2017, the Fund paid $1,523,293 in administration fees and $2,243,098 in 12b-1 fees to the Adviser and/or its affiliated persons. The Board approved an amendment to the investment advisory contract and these services will continue.

VIII.	Other Matters

The Trust will furnish, without charge, a copy of the Trust’s annual report for the fiscal year ended December 31, 2017 or a copy of the Trust’s prospectus and statement of additional information to any shareholder upon request. To obtain a copy, please call 1-800-644-4565 (Jackson Service Center) or 1-800-599-5651 (Jackson NY Service Center), write to the JNL Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814, or visit www.jackson.com.

JNAM, the investment adviser to the Trust, is located at 225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606.  JNAM is a wholly owned subsidiary of Jackson, which, in turn, is wholly owned by Prudential plc, a publicly traded company incorporated in the United Kingdom.  Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.  JNAM also serves as the Trust’s Administrator.  JNLD, an affiliate of the Trust and the Adviser, is principal underwriter for the Trust and a wholly owned subsidiary of Jackson.  JNLD is located at 7601 Technology Way, Denver, Colorado 80237.

The Trust is not required to hold annual meetings of shareholders, and, therefore, it cannot be determined when the next meeting of shareholders will be held.  Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust at a reasonable time before the Trust’s solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

The cost of the printing and distribution of this Information Statement will be paid by JNAM.

[Investment Sub-Advisory Agreement with Colonial First State Asset Management (Australia)
Limited to be included as Exhibit A]
A-1

Exhibit B
Prospectus Comparison of the JNL/Brookfield Global Infrastructure and MLP Fund and
 the JNL/First State Global Infrastructure Fund
Class A
Class I

Investment Objective. The investment objective of the Fund is to seek total return through growth of capital and inflation-protected ~~current~~ income.

Expenses.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

The expenses do not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, and the total expenses would be higher if they were included.

Shareholder Fees
(fees paid directly from your investment)
Not Applicable

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class A
Management Fee	~~0.70~~0.69%
Distribution and/or Service (12b-1) Fees	0.30%
Other Expenses[1]	0.15%
Total Annual Fund Operating Expenses[2]	~~1.15~~1.14%

[1]	"Other Expenses" include an Administrative Fee of 0.15% which is payable to Jackson National Asset Management, LLC ("JNAM" or "Adviser").
[2]	Expense information has been restated to reflect current fees.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class I
Management Fee	~~0.70~~0.69%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1]	0.15%
Total Annual Fund Operating Expenses[2]	~~0.85~~0.84%

[1]	"Other Expenses" include an Administrative Fee of 0.15% which is payable to Jackson National Asset Management, LLC ("JNAM" or "Adviser").
[2]	Expense information has been restated to reflect current fees.

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return; (2) redemption at the end of each time period and (3) that the Fund operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

~~JNL/Brookfield Global Infrastructure and MLP Fund~~ JNL/First State Global Infrastructure Fund Class A
1 year	3 years	5 years	10 years
$~~117~~116	$~~362~~362	$~~633~~628	$~~1,398~~1,386

~~JNL/Brookfield Global Infrastructure and MLP Fund~~ JNL/First State Global Infrastructure Fund Class I
1 year	3 years	5 years	10 years
$~~87~~86	$~~271~~268	$~~471~~466	$~~1,049~~1,037

Portfolio Turnover (% of average value of portfolio).  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example above, affect the Fund’s performance.

Period
1/1/2017 - 12/31/2017	97%

Principal Investment Strategies.  The Fund, under normal market conditions, invests at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in publicly traded equity securities of infrastructure companies.   The Fund will typically invest in U.S. and non-U.S. (foreign markets), which may include developing and emerging market countries.

The Fund defines non-U.S. companies as companies (i) that are organized under the laws of a foreign country; (ii) whose principal trading market is in a foreign country; or (iii) that have a majority of their assets, or that derive a significant portion of their revenue or profits from businesses, investments or sales, outside of the United States. Under normal market conditions, the Fund invests significantly (ordinarily at least 40% — unless market conditions are not deemed favorable by the Fund’s sub-adviser, in which case the Fund would invest at least 30%) in non-U.S. infrastructure companies.

The Fund defines an infrastructure company as one that exhibits the characteristics of high barriers to entry, strong pricing power, predictable cash flows and sustainable growth. The Fund defines infrastructure assets, among other things, as the physical structures, networks and systems of transportation, energy, water, waste, and communication.  Given the evolving nature of the global listed infrastructure market, the Fund may hold securities outside of the above sectors as long as they meet the Fund’s definition of an infrastructure company.

The equity securities in which the Fund may invest include, but are not limited to, common and preferred stock of companies of any size market capitalizations. The foreign securities in which the Fund may invest include, but not limited to, depositary receipts, such as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). The Fund may also invest in initial public offerings (“IPOs”).

The Fund may also invest in stapled securities to gain exposure to infrastructure companies in Australia.   A stapled security is a security that is comprised of two parts – a trust and a share of a company – that cannot be separated from one another and must be treated as one unit at all times (such as when buying or selling a security).  The value of stapled securities and the income derived from them may fall as well as rise.  Stapled securities are not obligations of, deposits in, or guaranteed by, the Fund.  The listing of stapled securities on a domestic or foreign exchange does not guarantee a liquid market for stapled securities.

The Fund may invest in real estate investment trusts (“REITs”) and limited partnerships and master limited partnerships (“MLPs”) listed on a domestic or foreign exchange that meet the Fund’s definition of an infrastructure company.

The Fund may invest in Rule 144A and Regulation S securities.  Regulation S securities are securities of U.S. and non-U.S. issuers that are issued through private offerings without registration with the Securities and Exchange Commission pursuant to Regulation S under the Securities Act of 1933.

The Fund’s investment strategy is based on active, bottom-up stock selection which seeks to identify mispricing. The strategy seeks to minimize risk through on-the-ground research, a focus on quality, and sensible portfolio construction.

The Fund is a “non-diversified” fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), and may invest more of its assets in fewer issuers than “diversified” mutual funds.

~~The Fund seeks to achieve its investment objective by investing primarily in securities of publicly traded infrastructure companies. Under normal market conditions, the Fund will invest at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in MLPs (defined below) and publicly traded equity securities of infrastructure companies listed on a domestic or foreign exchange, throughout the world, including the United States (the "80% Policy"), and, as part of the 80% Policy, at least 40% of the Fund's net assets will be invested in foreign securities of infrastructure companies.  The Fund defines an infrastructure company as any company that derives at least 50% of its revenue or profits from the ownership or operation of infrastructure assets. The Fund defines infrastructure assets as the physical structures, networks and systems of transportation, energy, water and sewage, and communication.~~
~~Infrastructure assets currently include, but are not limited to, the following:~~
~~•~~	~~Toll roads, bridges and tunnels;~~
~~•~~	~~Airports;~~
~~•~~	~~Seaports;~~
~~•~~	~~Electricity transmission and distribution lines;~~
~~•~~	~~Gathering, treating, processing, fractionation, transportation and storage of hydrocarbon products;~~
~~•~~	~~Water and sewage treatment and distribution pipelines;~~
~~•~~	~~Communication towers and satellites; and~~
~~•~~	~~Railroads.~~
~~Securities in which the Fund may invest include, but are not limited to, common, convertible and preferred stock, stapled securities, income trusts, limited partnerships, and limited partnership interests in the general partners of master limited partnerships, issued by infrastructure and infrastructure-related companies.  The Fund may also hold exchange-traded funds (ETFs) and exchange-traded notes (ETNs).  The Fund may also invest up to 25% of its net assets in energy-related companies organized as master limited partnerships (MLPs) and their affiliates.  The Fund retains the ability to invest in infrastructure-related companies of any size market capitalization.~~
~~A stapled security is a security that is comprised of two parts that cannot be separated from one another.  The two parts of a stapled security are a unit of a trust and a share of a company.  The resulting security is influenced by both parts, and must be treated as one unit at all times, such as when buying or selling a security.  The value of stapled securities and the income derived from them may fall as well as rise.  Stapled securities are not obligations of, deposits in, or guaranteed by, the Fund.  The listing of stapled securities on a domestic or foreign exchange does not guarantee a liquid market for stapled securities.~~
~~An MLP is a publicly traded company organized as a limited partnership or limited liability company and treated as a partnership for Federal income tax purposes.  MLPs may derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources.~~
~~The Fund may invest in the securities of issuers located in a number of different countries throughout the world.  Under normal market conditions, the Fund will maintain exposure to infrastructure related securities of issuers in the U.S. and in at least three countries outside the U.S.  The amount invested outside the U.S. may vary, and at any given time, the Fund may have a significant exposure to non-U.S. securities, including infrastructure related securities of issuers domiciled in emerging market countries.  The Fund may also invest in securities of foreign companies in the form of American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts (EDRs).~~
~~The Fund may (but is not required to) use forward currency contracts, options, futures, swaps, and other derivative instruments as part of its investment strategy or to help manage portfolio risk.  The Fund uses derivatives to gain exposure to securities in markets that are not available for direct investing, or are cost prohibitive for direct investing.  The types of derivatives that may be used are zero strike options and total return swaps.  The Fund also uses derivatives to implement modest currency hedges from time to time to bring the net currency exposure more in line with the Dow Jones Brookfield Global Infrastructure Composite Index currency exposure.  Any currency hedging for the Fund will be undertaken to reduce the currency risk relative to the Dow Jones Brookfield Global Infrastructure Composite Index.~~
~~The Fund may also invest in fixed-income securities, including high yield securities, commonly known as "junk bonds."  The Fund may also hold cash or other short-term investments.~~
~~Certain instruments in which the Fund invests may be illiquid or thinly traded securities.~~
~~Brookfield Investment Management Inc. ("Sub-Adviser") draws upon the expertise and knowledge within its investment team and its parent, Brookfield Asset Management Inc. and its affiliates. Brookfield Asset Management Inc., provides extensive owner/operator insights into industry drivers and trends.  The Sub-Adviser utilizes a fundamental, bottom-up, value-based selection methodology, taking into account short-term considerations, such as temporary market mispricing, and long-term considerations, such as values of assets and cash flows.  The Sub-Adviser takes a balanced approach to investing, seeking to mitigate risk through diversification, credit analysis, economic analysis and review of sector and industry trends.  The Sub-Adviser uses proprietary research to select individual securities that they believe can add value from income and/or the potential for capital appreciation.  The proprietary research may include an assessment of a company's general financial condition, its competitive positioning and management strength, as well as industry characteristics and other factors.  The Sub-Adviser may sell a security that becomes overvalued or no longer offers an attractive risk/reward profile.  A security may also be sold due to changes in portfolio strategy or cash flow needs.~~
~~The Fund may concentrate its investments in MLPs and publicly traded equity securities of infrastructure companies listed on a domestic or foreign exchange, throughout the world, including the United States.~~
~~The Fund is a "non-diversified" fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), and may invest more of its assets in fewer issuers than "diversified" mutual funds.~~

Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. The principal risks associated with investing in the Fund include:

•
Accounting risk – The Fund bases investment selections, in part, on information drawn from the financial statements of issuers. Financial statements may not be accurate, may reflect differing approaches with respect to auditing and reporting standards and may affect the ability of the Fund’s investment manager to identify appropriate investment opportunities.

•
Company risk – Investments in U.S. and/or foreign-traded equity securities may fluctuate more than the values of other types of securities in response to changes in a particular company’s financial condition.

•
Concentration risk–The Fund may concentrate its investments in certain securities.  To the extent that the Fund focuses on particular countries, regions, industries, sectors, issuers, types of investment or limited number of securities from time to time, the Fund may be subject to greater risks of adverse economic, business or political developments in the area of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

•
Currency risk – Investments in foreign currencies, securities that trade in or receive revenues in foreign currencies, or derivatives that provide exposure to foreign currencies are subject to the risk that those currencies may decline in value or, in the case of hedging positions, that the currency may decline in value relative to the currency being hedged. Currency exchange rates can be volatile and may be affected by a number of factors, such as the general economics of a country, the actions (or inaction) of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. A decline in the value of a foreign currency versus the U.S. dollar reduces the value in U.S. dollars of investments denominated in that foreign currency.

•
Depositary receipts risk – Depositary receipts, such as ADRs, GDRs and EDRs, may be issued in sponsored or un-sponsored programs.  In a sponsored program, a security issuer has made arrangements to have its securities traded in the form of depositary receipts.  In an un-sponsored program, the issuer may not be directly involved in the creation of the program.  Depositary receipts involve many of the same risks as direct investments in foreign securities.  These risks include: fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; and speculation.  With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation, political and social upheaval, and economic instability.  Investments in depositary receipts that are traded over the counter may also subject a Fund to liquidity risk.

•
Derivatives risk – Investments in derivatives, which are financial instruments whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, can be highly volatile and may be subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency investment.  Derivatives also are subject to leverage risk, liquidity risk, interest rate risk, market risk, counterparty risk, and credit risk.  They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, interest rate or index. Gains or losses from derivatives can be substantially greater than the derivatives’ original cost.  Certain derivatives transactions may subject the Fund to counterparty risk.

•
Emerging markets and less developed countries risk –Emerging market and less developed countries generally are located in Asia, the Middle East, Eastern Europe, Central and South America and Africa.  Investments in, or exposure to, securities that are tied economically to emerging market and less developed countries are subject to all of the risks of investments in, or exposure to, foreign securities, generally to a greater extent than in developed markets, among other risks.  Investments in securities that are tied economically to emerging markets involve greater risk from economic and political systems that typically are less developed, and likely to be less stable, than those in more advanced countries.  The Fund also will be subject to the risk of adverse foreign currency rate fluctuations.  Emerging market and less developed countries may also have economies that are predominantly based on only a few industries or dependent on revenues from particular commodities. The risks of nationalization, expropriation or other confiscation of assets of non-U.S. issuers is also greater in emerging and less developed countries. As a result of these risks, investments in securities tied economically to emerging markets tend to be more volatile than investments in securities of developed countries.

•
Equity securities risk – Common and preferred stocks represent equity ownership in a company.  Stock markets are volatile, and equity securities generally have greater price volatility than fixed-income securities.  The price of equity or equity-related securities will fluctuate and can decline and reduce the value of a portfolio investing in equity or equity-related securities.  The value of equity or equity-related securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate.  They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry.  In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

•
European investment risk – Investing in Europe involves many of the same risks as investing in foreign securities.  In addition, Europe includes both developed and emerging markets and investments by the Fund will be subject to the risks associated with investments in such markets. Performance is expected to be closely tied to social, political, and economic conditions within Europe and to be more volatile than the performance of more geographically diversified funds. Additionally, the United Kingdom's intended departure from the EU, commonly known as "Brexit," may have significant political and financial consequences for Eurozone markets, including greater market volatility and illiquidity, currency fluctuations, deterioration in economic activity, a decrease in business confidence and an increased likelihood of a recession in the United Kingdom and the EU.

~~•~~
~~Financial services risk – An investment in issuers in the financial services sector may be adversely affected by, among other things: (i) changes in the regulatory framework or interest rates that may negatively affect financial service businesses; (ii) exposure of a financial institution to a non-diversified or concentrated loan portfolio; (iii) exposure to financial leverage and/or investments or agreements which, under certain circumstances, may lead to losses (e.g., sub-prime loans); and (iv) the risk that a market shock or other unexpected market, economic, political, regulatory, or other event might lead to a sudden decline in the values of most or all companies in the financial services sector.~~

•
Foreign regulatory risk – The Adviser is an indirect wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.  Through its ownership structure, the Adviser has a number of global financial industry affiliates.  As a result of this structure, and the asset management and financial industry business activities of the Adviser and its affiliates, the Adviser and the Fund may be prohibited or limited in effecting transactions in certain securities.  Additionally, the Adviser and the Fund may encounter trading limitations or restrictions because of aggregation issues or other foreign regulatory requirements.  Foreign regulators or foreign laws may impose position limits on securities held by the Fund, and the Fund may be limited as to which securities it may purchase or sell, as well as the timing of such purchases or sales.  These foreign regulatory limits may increase the Fund's expenses and may limit the Fund's performance.

•
Foreign securities risk – Investments in, or exposure to, foreign securities involve risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in foreign currency values, possible imposition of foreign withholding or other taxes on income payable on the securities, as well as adverse political, social and economic developments, such as political upheaval, acts of terrorism, financial troubles, or natural disasters. Many foreign securities markets, especially those in emerging market countries, are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the costs of trading in those markets is often higher than in U.S. securities markets. There may also be less publicly available information about issuers of foreign securities compared to issuers of U.S. securities. In addition, the economies of certain foreign markets may not compare favorably with the economy of the United States with respect to issues such as growth of gross national product, reinvestment of capital, resources and balance of payments position.

•
Infrastructure companies risk – Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Some of the specific risks that infrastructure companies may be particularly affected by, or subject to, include the following: regulatory risk, technology risk, regional or geographic risk, natural disasters risk, through-put risk, project risk, strategic asset risk, operation risk, customer risk, interest rate risk, inflation risk and financing risk.
In particular, the operations of infrastructure projects are exposed to unplanned interruptions caused by significant catastrophic events, such as cyclones, earthquakes, landslides, floods, explosion, fire, terrorist attack, major plant breakdown, pipeline or electricity line rupture or other disasters. Operational disruption, as well as supply disruption, could adversely impact the cash flows available from these assets.
Further, national and local environmental laws and regulations affect the operations of infrastructure projects. Standards are set by these laws, and regulations are imposed regarding certain aspects of health and environmental quality, and they provide for penalties and other liabilities for the violation of such standards, and establish, in certain circumstances, obligations to remediate and rehabilitate current and former facilities and locations where operations are, or were, conducted. These laws and regulations may have a detrimental impact on the financial performance of infrastructure projects.
•	Investments in IPOs risk – IPOs issued by unseasoned companies with little or no operating history are risky and highly volatile.
•
Investment strategy risk – The investment manager uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the investment manager in accordance with these investment strategies may not produce the returns the investment manager expected, and may cause the Fund’s shares to decline in value or may cause the Fund to underperform other funds with similar investment objectives.

•
Issuer risk – The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole.  A security’s value may decline for reasons that directly relate to the issuer, such as management performance, corporate governance, financial leverage and reduced demand for the issuer’s goods or services.

•
Liquidity risk – Investments in securities that are difficult to purchase or sell (illiquid or thinly-traded securities) may reduce returns if the Fund is unable to sell the securities at an advantageous time or price or achieve its desired level of exposure to a certain sector.  Liquidity risk arises, for example, from small average trading volumes, trading restrictions, or temporary suspensions of trading. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

•
Managed portfolio risk – As an actively managed portfolio, the value of the Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the Sub-Adviser's investment techniques could fail to achieve the Fund’s investment objective or negatively affect the Fund’s investment performance.

•
Market risk – Portfolio securities may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, among others. Adverse market conditions may be prolonged and may not have the same impact on all types of securities.  The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

•
Master limited partnership risk – An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation.  Holders of MLP units have limited control on matters affecting the partnership.  Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles.  MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers.  MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region.  The benefit derived from the Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes. Certain MLPs may be illiquid securities.

•	Mid-capitalization investing risk – The prices of securities of mid-capitalization companies may be more volatile than those of larger, more established companies.
•
Natural resource related securities risk – Because the Fund concentrates its investments in natural resource related securities, the Fund is subject to the risks associated with natural resource investments in addition to the general risk of the stock market.  This means the Fund is more vulnerable to the price movements of natural resources and factors that particularly affect the oil, gas, mining, energy, chemicals, paper, steel or agriculture sectors than a more broadly diversified fund.  Because the Fund invests primarily in companies with natural resource assets, there is the risk that the Fund will perform poorly during a downturn in natural resource prices.

•
Non-diversification risk – The Fund is non-diversified, as defined by the 1940 Act, and as such may invest in the securities of a limited number of issuers and may invest a greater percentage of its assets in a particular issuer.  Therefore, a decline in the market price of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were a diversified investment company.

•
Portfolio turnover risk – Active trading, including investments made on a shorter-term basis or in derivative instruments or in instruments with a maturity of one year or less at the time of acquisition, may increase transaction costs, which may reduce performance.

•
Preferred stock risk – Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company.

•
Real estate investment risk – Real estate is affected by general economic conditions and legal, cultural or technological developments. When growth is slowing, demand for property decreases and prices may decline, which could impact the value of  mortgage-backed securities that may be held by the Fund.  Real estate company share prices may drop because of the failure of borrowers to pay their loans and poor management.

•
Regulation S securities risk – Regulation S securities may be less liquid than publicly traded securities and may not be subject to the disclosure and other investor protection requirements that would be applicable if they were publicly traded. Accordingly, Regulation S securities may involve a high degree of business and financial risk and may result in substantial losses.

•
Rule 144A securities risk – Rule 144A securities are securities offered as exempt from registration with the SEC, but are typically treated as liquid securities because there is a market for such securities.  Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue. To the extent that institutional buyers become, for a time, uninterested in purchasing Rule 144A securities, investing in such securities could increase the Fund’s level of illiquidity.

•
Sector risk – Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the risk that securities of companies within specific sectors of the economy can perform differently than the overall market. For example, this may be due to changes in the regulatory or competitive environment or changes in investor perceptions regarding a sector. Because the Fund may allocate relatively more assets to certain sectors than others, the Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.  In addition, the Fund could underperform other funds investing in similar sectors or comparable benchmarks because of the investment manager’s choice of securities within such sector.

•
Small-capitalization investing risk – Investing in smaller companies, some of which may be newer companies or start-ups, generally involves greater risks than investing in larger, more established ones. The securities of companies with smaller market capitalizations often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

•
Stapled securities risk – A stapled security is comprised of two different securities—a unit of a trust and a share of a company—that are “stapled” together and treated as a unit at all times, including for transfer or trading.  The characteristics and value of a stapled security are influenced by both underlying securities. Stapled securities are not obligations of, deposits in, or guaranteed by, the Fund.  The listing of stapled securities on a domestic or foreign exchange does not guarantee a liquid market for stapled securities.

•
Stock risk – Stock markets may experience significant short-term volatility and may fall sharply at times. Different stock markets may behave differently from each other and U.S. stock markets may move in the opposite direction from one or more foreign stock markets.  The prices of individual stocks generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s stock.

•
Volatility risk – The Fund may have investments that appreciate or depreciate significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant appreciations or depreciations in value over short periods of time.

Performance.  The performance information shown provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compared with those of a broad-based securities market index which has investment characteristics similar to those of the Fund. Performance prior to August 13, 2018 reflects the Fund’s results when managed by the former sub-adviser, Brookfield Investment Management, Inc.The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance products.  If these amounts were reflected, returns would be less than those shown.

Annual Total Returns as of December 31

Class A

Best Quarter (ended 6/30/2016): 11.17%; Worst Quarter (ended 9/30/2015): -10.86%

Annual Total Returns as of December 31

Class I

Best Quarter (ended 6/30/2016): 11.19%; Worst Quarter (ended 9/30/2015): -10.86%

Average Annual Total Returns as of 12/31/17
	1 year	5 year	Life of Fund (December 12, 2011)
JNL/First State Global Infrastructure Fund (Class A) ~~JNL/Brookfield Global Infrastructure and MLP Fund (Class A)~~	9.90%	5.96%	8.54%
S&P Global Infrastructure Index (reflects no deduction for fees, expenses, or taxes)	20.13%	9.21%	10.01%

Average Annual Total Returns as of 12/31/17
	1 year	5 year	Life of Class (December 12, 2011)
JNL/First State Global Infrastructure Fund (Class I) ~~JNL/Brookfield Global Infrastructure and MLP Fund (Class I)~~	10.19%	6.16%	8.75%
S&P Global Infrastructure Index (reflects no deduction for fees, expenses, or taxes)	20.13%	9.21%	10.01%

Portfolio Management.

Investment Adviser to the Fund:
Jackson National Asset Management, LLC

Sub-Adviser:
~~Brookfield Investment Management Inc. ("Brookfield")~~
Colonial First State Asset Management (Australia) Limited (“First State”)

Portfolio Managers:
Name:	Joined Fund Management Team In:	Title:
~~Craig Noble, CFA~~	~~2011~~	~~Chief Executive Officer, Chief Investment Officer and Portfolio Manager, Brookfield~~
~~Leonardo Anguiano~~	~~September 2016~~	~~Portfolio Manager, Brookfield~~
Peter Meany	August 2018	Head of Global Listed Infrastructure, First State
Andrew Greenup	August 2018	Deputy Head of Global Listed Infrastructure, First State

Purchase and Redemption of Fund Shares

Only separate accounts of Jackson National Life Insurance Company (“Jackson”) or Jackson National Life Insurance Company of New York (“Jackson NY”) and series, including fund of funds, of registered investment companies in which either or both of those insurance companies invest may purchase shares of the Fund. You may invest indirectly in the Fund through your purchase of a variable annuity or life insurance contract issued by a separate account of Jackson or Jackson NY that invests directly, or through a fund of funds, in this Fund.  Any minimum initial or subsequent investment requirements and redemption procedures are governed by the applicable separate account through which you invest indirectly.

This Fund serves as an underlying investment by insurance companies, affiliated investment companies, and retirement plans for funding variable annuity and life insurance contracts and retirement plans.

Tax Information

The Fund’s shareholders are separate accounts of Jackson or Jackson NY and mutual funds owned directly or indirectly by such separate accounts.  Accordingly, the Fund’s dividends and other distributions generally are not taxable to you, the contract owner or plan participant, but no further discussion is included about the U.S. federal income tax consequences to you.  You should consult the prospectus of the appropriate separate account or description of the plan for a discussion of the U.S. federal income tax consequences to you of your contract, policy or plan.

Payments to Broker-Dealers and Financial Intermediaries

If you invest in the Fund under a variable insurance contract or a plan that offers a variable insurance contract as a plan option through a broker-dealer or other financial intermediary (such as a financial institution), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Website for more information.

JNL/First State Global Infrastructure Fund
(formerly JNL/Brookfield Global Infrastructure and MLP Fund)
Class A
Class I

Investment Objective.  The investment objective of the Fund is to seek total return through growth of capital and inflation-protected ~~current~~ income.

Principal Investment Strategies.  The Fund, under normal market conditions, invests at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in publicly traded equity securities of infrastructure companies. The Fund will typically invest in U.S. and non-U.S. (foreign markets), which may include developing and emerging market countries.

The Fund defines non-U.S. companies as companies (i) that are organized under the laws of a foreign country; (ii) whose principal trading market is in a foreign country; or (iii) that have a majority of their assets, or that derive a significant portion of their revenue or profits from businesses, investments or sales, outside of the United States. Under normal market conditions, the Fund invests significantly (ordinarily at least 40% —unless market conditions are not deemed favorable by the Fund’s sub-adviser, in which case the Fund would invest at least 30%) in non-U.S. infrastructure companies.

The Fund defines an infrastructure company as one company that exhibits the characteristics of high barriers to entry, strong pricing power, predictable cash flows and sustainable growth. The Fund defines infrastructure assets, among other things, as the physical structures, networks and systems of transportation, energy, water, waste, and communication.  Given the evolving nature of the global listed infrastructure market, the Fund may hold securities outside of the above sectors as long as they meet the Fund’s definition of an infrastructure company.

The Fund seeks to invest in the securities of companies which have high barriers to entry, strong pricing power, sustainable growth and predictable cash flows.

The equity securities in which the Fund may invest include, but are not limited to, common and preferred stock of companies of any size market capitalizations. The foreign securities in which the Fund may invest include, but not limited to, depositary receipts, such as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). The Fund may also invest in initial public offerings (“IPOs”).

The Fund may also invest in stapled securities to gain exposure to infrastructure companies in Australia.  A stapled security, is a security that is comprised of two parts – a trust and a share of a company – that cannot be separated from one another, and must be treated as one unit at all times (such as when buying or selling a security). The value of stapled securities and the income they derive from them may fall as well as rise.  Stapled securities are not obligations of, deposits in, or guaranteed by, the Fund.  The listing of stapled securities on a domestic or foreign exchange does not guarantee a liquid market for stapled securities.

The Fund may invest in real estate investment trusts (“REITs”) and in limited partnerships and master limited partnerships (“MLPs”) listed on a domestic or foreign exchange that meet the Fund’s definition of an infrastructure company.

The Fund may invest in Rule 144A and Regulation S securities. Regulation S securities are securities of U.S. and non-U.S. issuers that are issued through private offerings without registration with the Securities and Exchange Commission pursuant to Regulation S under the Securities Act of 1933.

The Fund’s investment strategy is based on active, bottom-up stock selection which seeks to identify mispricing. The strategy seeks to minimize risk through on-the-ground research, a focus on quality, and sensible portfolio construction.  Colonial First State Asset Management (Australia), the Fund’s sub-adviser (the “Sub-Adviser”) integrates a rigorous stock selection process with strict portfolio management risk controls. Securities within the Fund’s wider investment universe are screened for infrastructure characteristics, thoroughly analyzed, and then ranked by value and quality. This provides an indication of the portfolio holdings, as derived from a purely bottom-up basis. The Fund is then constructed, based primarily on these rankings. Regional and sector risks are also monitored as a risk management overlay. This aims to ensure appropriate portfolio diversification along both country and sector lines.
~~The Fund seeks to achieve its investment objective by investing primarily in securities of publicly traded infrastructure companies. Under normal market conditions, the Fund will attempt to achieve its investment objective by investing, as a principal strategy, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in MLPs (defined below) and publicly traded equity securities of infrastructure companies listed on a domestic or foreign exchange, throughout the world, including the United States (the "80% Policy"), and, as part of the 80% Policy, at least 40% of the Fund's net assets will be invested in foreign securities of infrastructure companies.  The Fund defines an infrastructure company as any company that derives at least 50% of its revenue or profits from the ownership or operation of infrastructure assets. The Fund defines infrastructure assets as the physical structures, networks and systems of transportation, energy, water and sewage, and communication.~~
~~Infrastructure assets currently include, but are not limited to, the following:~~
~~•~~	~~Toll roads, bridges and tunnels;~~
~~•~~	~~Airports;~~
~~•~~	~~Seaports;~~
~~•~~	~~Electricity transmission and distribution lines;~~
~~•~~	~~Gathering, treating, processing, fractionation, transportation and storage of hydrocarbon products;~~
~~•~~	~~Water and sewage treatment and distribution pipelines;~~
~~•~~	~~Communication towers and satellites; and~~
~~•~~	~~Railroads.~~

~~Securities in which the Fund may invest include, but are not limited to, common, convertible and preferred stock, stapled securities, income trusts, limited partnerships, and limited partnership interests in the general partners of master limited partnerships, issued by infrastructure and infrastructure-related companies.  The Fund may also hold ETFs and exchange-traded notes (ETNs) that invest in the infrastructure industry.  The Fund may also invest up to 25% of its net assets in energy-related companies organized as master limited partnerships (MLPs) and their affiliates.  The Fund retains the ability to invest in infrastructure-related companies of any size market capitalization.~~
~~The Fund may invest in the securities of issuers located in a number of different countries throughout the world.  Under normal market conditions, the Fund will maintain exposure to infrastructure related securities of issuers in the U.S. and in at least three countries outside the U.S.  The amount invested outside the U.S. may vary, and at any given time, the Fund may have a significant exposure to non-U.S. securities, including infrastructure related securities of issuers domiciled in emerging market countries.  The Fund may also invest in securities of foreign companies in the form of American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs").  Generally, ADRs in registered form are dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into an underlying foreign security.  GDRs, in bearer form, are designated for use outside the United States.  EDRs, in bearer form, are designed for use in the European securities markets.~~
~~Certain instruments in which the Fund invests may be illiquid or thinly traded securities.~~
~~The Sub-Adviser draws upon the expertise and knowledge within its investment team and its parent, Brookfield Asset Management Inc. and its affiliates. Brookfield Asset Management Inc. provides extensive owner/operator insights into industry drivers and trends.  The Sub-Adviser utilizes a fundamental, bottom-up, value-based selection methodology, taking into account short-term considerations, such as temporary market mispricing, and long-term considerations, such as values of assets and cash flows.  The Sub-Adviser takes a balanced approach to investing, seeking to mitigate risk through diversification, credit analysis, economic analysis and review of sector and industry trends.  The Sub-Adviser uses proprietary research to select individual securities that they believe can add value from income and/or the potential for capital appreciation.  The proprietary research may include an assessment of a company's general financial condition, its competitive positioning and management strength, as well as industry characteristics and other factors.  The Sub-Adviser may sell a security that becomes overvalued or no longer offers an attractive risk/reward profile.  A security may also be sold due to changes in portfolio strategy or cash flow needs.~~
~~From time to time, the Fund may invest in stapled securities to gain exposure to many infrastructure companies in Australia.  A stapled security, which is widely used in Australia, is a security that is comprised of two parts that cannot be separated from one another.  The two parts of a stapled security are a unit of a trust and a share of a company.  The resulting security is influenced by both parts, and must be treated as one unit at all times, such as when buying or selling a security. The value of stapled securities and the income they derive from them may fall as well as rise.  Stapled securities are not obligations of, deposits in, or guaranteed by, the Fund.  The listing of stapled securities on a domestic or foreign exchange does not guarantee a liquid market for stapled securities.~~
~~The Fund may invest up to 25% of its net assets in energy-related companies organized as MLPs and their affiliates.  An MLP is a publicly traded company organized as a limited partnership or limited liability company and treated as a partnership for Federal income tax purposes.  MLPs may derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources.  MLPs generally have two classes of owners, the general partner and limited partners.  The general partner of an MLP is typically owned by one or more of the following: a major energy company, an investment fund, or the direct management of the MLP.  The general partner may be structured as a private or publicly traded corporation or other entity.  The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units.  Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership's operations and management.~~
~~The Fund may invest in ETFs.  An ETF is an investment company that is similar to an index fund in that it seeks to achieve the same return as a particular market index and will primarily invest in the securities of companies that are included in that index.  Unlike index funds, however, ETFs are traded on stock exchanges.  ETFs are a convenient way to invest in both broad market indexes and market sector indexes, particularly since ETFs can be bought and sold at any time during the day, like stocks.  ETFs, like mutual funds, charge asset-based fees.  When the Fund invests in ETFs, the Fund will pay a proportionate share of the management fee and the operating expenses of the ETF.  The Fund will not invest in actively managed or leveraged ETFs.  Unlike index funds, the associated expenses of ETNs are not reflected in the fee table.~~
~~Generally, investments in ETFs are subject to statutory limitations prescribed by the Investment Company Act of 1940, as amended ("1940 Act").  These limitations include a prohibition on a fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a fund's total assets in the securities of any one investment company or more than 10% of its total assets, in the aggregate, in investment company securities.  Many ETFs, however, have obtained exemptive relief from the U.S. Securities and Exchange Commission ("SEC") to permit unaffiliated funds to invest in the ETFs' shares beyond these statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing funds.  The Fund intends to rely on these exemptive orders in order to invest in unaffiliated ETFs beyond the foregoing statutory limitations.~~
~~The Fund may invest in ETNs.  ETNs are designed to provide investors with a way to access the returns of market benchmarks or strategies.  ETNs are not equities or index funds, but they do share several characteristics.  For example, like equities, they trade on an exchange and can be shorted.  Like an index fund, they are linked to the return of a benchmark index.  Unlike index funds, the associated expenses of ETNs are not reflected in the fee table.~~
~~The Fund may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts, swaps and other derivatives.  A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments.  The Fund may use derivatives for a variety of purposes, including:~~
~~•~~	~~As a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates;~~
~~•~~	~~As a substitute for purchasing or selling securities;~~
~~•~~	~~To increase the Fund's return as a non-hedging strategy that may be considered speculative; and~~
~~•~~	~~To manage the Fund's portfolio characteristics.~~

~~The Fund also may enter into credit default swaps, which can be used to acquire or to transfer the credit risk of a security without buying or selling the security.~~
~~The Fund may concentrate its investments in MLPs and publicly traded equity securities of infrastructure companies listed on a domestic or foreign exchange, throughout the world, including the United States.~~

The Sub-Adviser’s sell discipline is driven by a security moving to a lower position within their value and quality ranking system. This can occur through:

•	A rise in a company’s share price, leading to decreased upside potential and a lower value ranking.
•	A downgrade in a company’s discounted cash flow valuation, leading to lower value ranking.
•	A downgrade of a company’s quality score, leading to a lower quality ranking.

The Fund may temporarily depart from its principal investment strategies by making short-term investments in cash, cash equivalents, high-quality, short-term debt securities and money market instruments for temporary defensive purposes in response to adverse market, economic, political or other conditions. This may result in the Fund not achieving its investment objective during that period.

The Fund is a “non-diversified” fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), and may invest more of its assets in fewer issuers than “diversified” mutual funds.

Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund.  The following descriptions of the principal risks do not provide any assurance either of the Fund’s investment in any particular type of security, or assurance of the Fund’s success in its investment selections, techniques and risk assessments.  As a managed portfolio, the Fund may not achieve its investment objective for a variety of reasons including changes in the financial condition of issuers (due to such factors as management performance, reduced demand or overall market changes), fluctuations in the financial markets, declines in overall securities prices, or the Sub-Adviser's investment techniques otherwise failing to achieve the Fund’s investment objective. The principal risks of investing in the Fund include:

•	Accounting risk
•	Company risk
•	Concentration risk
•	Currency risk
•	Depositary receipts risk
•	Derivatives risk
•	Emerging markets and less developed countries risk
•	Equity securities risk
•	European investment risk
~~•~~	~~Financial services risk~~
•	Foreign regulatory risk
•	Foreign securities risk
•	Infrastructure companies risk
•	Investments in IPOs risk
•	Investment strategy risk
•	Issuer risk
•	Liquidity risk
•	Managed portfolio risk
•	Market risk
•	Master limited partnership risk
•	Mid-capitalization investing risk
•	Natural resource related securities risk
•	Non-diversification risk
•	Portfolio turnover risk
•	Preferred stock risk
•	Real estate investment risk
•	Regulation S securities risk
•	Rule 144A securities risk
•	Sector risk
•	Small-capitalization investing risk
•	Stapled securities risk
•	Stock risk
•	Volatility risk

Please see the “Glossary of Risks” section, which is set forth before the “Management of the Trust” section, for a description of these risks.  There may be other risks that are not listed in this Prospectus that could cause the value of your investment in the Fund to decline and that could prevent the Fund from achieving its stated investment objective.  This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Fund may use.  For additional information regarding the risks of investing in the Fund, please refer to the SAI.

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund (Other than Principal Strategies/Risks).  There may be additional risks that may affect the Fund’s ability to achieve its stated investment objective.  Those additional risks are:

•	Cybersecurity risk
•	Expense risk
~~•~~	~~Preferred stock risk~~
•	Redemption risk
•	Regulatory investment limits risk
•	Securities lending risk

Please see the “Glossary of Risks” section, which is set forth before the “Management of the Trust” section in this Prospectus, for a description of these risks.

In addition, the performance of the Fund depends on the Sub-Adviser's abilities to effectively implement the investment strategies of the Fund.

The SAI has more information about the Fund’s authorized investments and strategies, as well as the risks and restrictions that may apply to it.

The Sub-Adviser and Portfolio Management.  The Sub-Adviser to the JNL/First State Global Infrastructure Fund is Colonial First State Asset Management (Australia) Limited ("First State"), which is located at Darling Park, Tower 1, 201 Sussex Street, Sydney NSW 2000 Australia, and has been engaged as Sub-Adviser to manage the investments of the Fund since August 2018. First State is an Australian domiciled investment adviser regulated by the Australian Securities and Investments Commission and registered with the SEC.

Peter Meany is Head of Global Listed Infrastructure at First State. Mr. Meany is responsible for managing infrastructure securities on behalf of institutional and wholesale clients in Asia-Pacific, Europe, the Middle East and North America.  Since establishing the strategy in 2007, he has built a high quality team of infrastructure specialists and delivered consistent outperformance through a wide range of market conditions.

Mr. Meany has more than 20 years' experience in the infrastructure industry.  Prior to his time at First State, Mr. Meany was responsible for research coverage of the Infrastructure & Utilities sectors at Credit Suisse (Australia).  He also gained experience at Credit Suisse as an analyst in the telecoms and energy sectors.  Mr. Meany started his career as an analyst at Macquarie Equities when the infrastructure sector was in its infancy. He holds a Bachelor Economics (Finance) from Macquarie University.

Andrew Greenup is Deputy Head of Global Listed Infrastructure and a Senior Portfolio Manager. He is responsible for research coverage of toll roads and waste companies. He brings to this role 20 years' investment experience, a strong stock picking track record and portfolio management experience.  In 2005, Mr. Greenup joined First State as a senior analyst in the Australian Equities - Core team.

Prior to his time at First State, Mr. Greenup worked at Allianz Global Investors as a senior analyst in Australian equities. Before funds management, Mr. Greenup worked at Credit Suisse First Boston as an equities analyst for eight years. During his time in financial markets, Mr. Greenup has researched a broad cross section of industries including Infrastructure, Utilities, Transportation, Developers & Contractors, Retailing, Food & Beverages, Gaming, Media, Insurance and Diversified Financials.

Mr. Greenup holds a Bachelor Business (First Class Honours) from the Queensland University of Technology (QUT) and was awarded the QUT University medal. He has completed a Graduate Diploma in Applied Finance & Investment from the Financial Services Institute of Australasia and a Postgraduate Diploma in International Relations from Macquarie University. He is an Associate of the Australian Institute of Company Directors, a Fellow of the Financial Services Institute of Australia, and a member of the Australian Institute of International Affairs.
~~The Sub-Adviser to the JNL/Brookfield Global Infrastructure and MLP Fund is Brookfield Investment Management Inc. Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1023.~~

~~Brookfield Investment Management Inc. (the "Firm") is an SEC-registered investment advisor, providing public securities real assets strategies including global listed real estate and infrastructure equities as well as corporate and securitized credit.  With over $13 billion of assets under management as of December 31, 2016, the Firm manages institutional separate accounts, registered funds and other investment products for clients, including financial institutions, public and private pension plans, insurance companies, endowments and foundations, sovereign wealth funds and high net-worth investors. Headquartered in New York, NY, the Firm and its affiliates also maintain offices in Boston, Chicago, London and Toronto.  Brookfield Investment Management is a wholly-owned subsidiary of Brookfield Asset Management, a leading global alternative asset manager with approximately $250 billion in assets under management as of December 31, 2016. For over 100 years Brookfield has owned and operated real assets with a focus on real estate, infrastructure, renewal power, and private equity.~~

~~Craig Noble, CFA (Chief Executive Officer, Chief Investment Officer and Portfolio Manager) – Craig Noble has 19 years of experience and is Chief Executive Officer and Chief Investment Officer for the Public Securities Group as well as Portfolio Manager on the global infrastructure team and a Senior Managing Partner of Brookfield Asset Management. He oversees all aspects of portfolio management and business development related to the firm's public equity and credit securities investment strategies. Over the last 12 years, he has held multiple positions within Brookfield, including significant roles within capital markets activities and direct infrastructure investment. He transitioned to the Public Securities Group in 2008 to help launch the firm's listed infrastructure business and became the CEO in 2013. Prior to Brookfield, he spent five years with the Bank of Montreal, focused on credit analysis, corporate lending and corporate finance. Mr. Noble holds the Chartered Financial Analyst® designation. He earned a Master of Business Administration degree from York University and a Bachelor of Commerce degree from Mount Allison University.~~

~~Leonardo Anguiano (Portfolio Manager) – Leonardo Anguiano has 19 years of experience and is a Portfolio Manager on the global infrastructure team. He also is responsible for covering European infrastructure securities focusing on the Water, Transportation and Energy Infrastructure sectors. His past experience includes both direct and listed infrastructure investing and he has spent the majority of his career in London. Prior to joining the firm in 2015, Leonardo worked for Santander in Madrid where he was in specialty sales covering infrastructure and utilities. Prior to Santander, Mr. Anguiano worked at Arcus Infrastructure Partners and Babcock & Brown focusing on direct infrastructure investing. Mr. Anguiano started his career at JP Morgan Cazenove on the sell side. He earned a Master of Philosophy degree from Cambridge University and a Bachelor of Science degree from the London School of Economics.~~

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed, and ownership of securities in the Fund.

A discussion regarding the Board of Trustees’ basis for approving the sub-advisory agreement will available in the Trust’s Semi-Annual Report for the period ended June 30, 2018.